UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2014

Ladder Capital Corp

(Exact Name of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36299 (Commission File Number)	80-0925494 (IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On December 15, 2014, Ladder Capital Corp (“Ladder” or the “Company”) issued a press release announcing that it is commencing the steps necessary to be taxed as a Real Estate Investment Trust effective January 1, 2015 (the “REIT Election”).  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Ladder will also hold a conference call and webcast on December 15, 2014 to discuss this announcement. The investor presentation to be used during the conference call and webcast is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated December 15, 2014.

99.2	Investor Presentation dated December 15, 2014.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking” statements. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Ladder believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed in the Company’s forthcoming proxy statement and under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the U.S. Securities and Exchange Commission (“SEC”). Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. Ladder expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

Additional Information

Ladder expects to file a proxy statement with the SEC to be used in connection with the shareholder votes related to the REIT Election. Investors are urged to read the proxy statement, including all amendments and supplements thereto, and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Ladder free of charge by contacting Investor Relations, Ladder Capital Corp, 345 Park Avenue, 8th Floor, New York, NY 10154, (917) 369-3207, or you may visit the investor relations section of our website at http://ir.laddercapital.com for copies of any such document.

Ladder, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Ladder’s stockholders. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies will be included in the proxy statement when it is filed with the SEC. Information about directors and executive officers of Ladder and their ownership of Ladder stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2014	LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

3